                                                                   Exhibit 99.1


                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:                 NATIONAL STEEL CORPORATION, ET AL.
                           ----------------------------------

CASE NO:                   02-08697 THROUGH 02-08738
                           -------------------------





                      DECLARATION UNDER PENALTY OF PERJURY

I, Kirk A. Sobecki, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                               /s/ Kirk A. Sobecki
                               -------------------------------------------------
                               For the Debtor In Possession

                               Kirk A. Sobecki
                               Senior Vice President and Chief Financial Officer

DATED: June 24, 2002
      ------------------

                                                                   Exhibit 99.1

U.S. TRUSTEE MONTHLY OPERATING REPORT
May 1, 2002 to May 31, 2002

I.     National Steel Corporation Unaudited Combined Financial Statements
   A.  Combined Statement of Operations for month ended May 31, 2002
   B.  Combined Balance Sheet as of May 31, 2002
   C.  Combined Statement of Cash Flows for the month ended May 31, 2002
   D.  Notes to the Unaudited Combined Financial Statements

II.      Schedule of Disbursements

                                                                   Exhibit 99.1

NATIONAL STEEL CORPORATION AND SUBSIDIARIES
CASE NOS: 02-08697 THROUGH 02-08738
DEBTOR-IN-POSSESSION AS OF MARCH 6, 2002
COMBINED STATEMENT OF OPERATIONS
(In Millions of Dollars, Except Share Amounts)
(Unaudited)

                                                             Month Ended
                                                                May 31,
                                                                 2002
                                                            ----------------
Net Sales                                                       $  225.4

Cost of products sold                                              207.4
Selling, general and administrative expense                          8.5
Depreciation                                                        13.4
Equity income of affiliates                                         (0.4)
                                                            ----------------
    Loss from Operations before Reorganization Items                (3.5)

Reorganization items                                                 1.3
Financing costs                                                      1.1
                                                            ----------------
    Loss before Income Taxes                                        (5.9)

Income tax expense                                                   0.1
                                                            ----------------
Net Loss                                                        $   (6.0)
                                                            ================

See notes to the combined financial statements

                                                                   Exhibit 99.1

NATIONAL STEEL CORPORATION AND SUBSIDIARIES
CASE NOS: 02-08697 THROUGH 02-08738
DEBTOR-IN-POSSESSION AS OF MARCH 6, 2002
COMBINED BALANCE SHEET
(In Millions of Dollars, Except Share Amounts)
(Unaudited)

                                                             May 31,
                                                              2002
                                                        ----------------
ASSETS

Current assets
    Cash and cash equivalents                               $    2.7
    Receivables--net                                           236.4
    Inventories--net                                           307.8
    Deferred tax assets                                          3.2
    Other                                                       24.3
                                                        ----------------
       Total current assets                                    574.4
Investments in affiliated companies                             16.2
Property, plant and equipment, net                           1,312.3
Deferred tax assets                                             44.5
Intangible pension asset                                       126.0
Other assets                                                    98.5
                                                        ----------------
                                                            $2,171.9
                                                        ================

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities
    Accounts payable                                        $  105.7
    Salaries, wages, benefits and related taxes                 44.8
    Property taxes                                              12.4
    Income taxes                                                 0.3
    Other accrued liabilities                                   48.9
                                                        ----------------
       Total current liabilities                               212.1

Debtor-in-possession financing                                  75.0
Other long-term liabilities                                      0.5

Liabilities subject to compromise                            2,237.8

Stockholders' deficit
    Common Stock - par value $.01:
      Class A - authorized 30,000,000 shares, issued
         and outstanding 22,100,000                              0.2
      Class B - authorized 65,000,000 shares; issued
         21,188,240; outstanding 19,188,240                      0.2
Additional paid-in-capital                                     491.8
Retained deficit                                              (452.9)
Treasury stock, at cost:  2,000,000 shares                     (16.3)
Accumulated other comprehensive loss:
     Unrealized loss on derivative instruments                  (0.2)
     Minimum pension liability                                (376.3)
                                                        ----------------
     Total stockholders' deficit                              (353.5)
                                                        ----------------
                                                            $2,171.9
                                                        ================

See notes to the combined financial statements

                                                                   Exhibit 99.1

NATIONAL STEEL CORPORATION AND SUBSIDIARIES
CASE NOS: 02-08697 THROUGH 02-08738
DEBTOR-IN-POSSESSION AS OF MARCH 6, 2002
COMBINED STATEMENT OF CASH FLOWS
(In Millions of Dollars, Except Share Amounts)
(Unaudited)

                                                            Month Ended
                                                              May 31,
                                                               2002
                                                         ----------------
Cash Flows from Operating Activities
Net loss                                                     $   (6.0)
Adjustments to reconcile net loss to net cash
   provided by operating activities:
       Depreciation                                              13.4
       Reorganization items                                       1.3
Changes in assets and liabilities:
       Receivables--trade                                        (5.2)
       Receivables--allowance                                     1.8
       Inventories                                               (2.0)
       Accounts payable                                          34.9
       Pension liability                                          3.0
       Postretirement benefits                                    1.0
       Accrued liabilities                                       12.3
                                                         ----------------
Net Cash Provided by Operating Activities
   Before Reorganization Items                                   54.5

Reorganization items (excluding non-cash charges)                (0.7)
                                                         ----------------
Net Cash Provided by Operating Activities                        53.8

Cash Flows from Investing Activities
Purchases of property and equipment                              (2.1)
                                                         ----------------
Net Cash Used in Investing Activities                            (2.1)

Cash Flows from Financing Activities
Borrowings--net                                                 (51.1)
                                                         ----------------
Net Cash Used in Financing Activities                           (51.1)
                                                         ----------------

Net Increase in Cash and Cash Equivalents                         0.6
Cash and cash equivalents at the beginning of the period          2.1
                                                         ----------------
Cash and cash equivalents at the end of the period           $    2.7
                                                         ================


See notes to the combined financial statements

                                                                   Exhibit 99.1

NATIONAL STEEL CORPORATION AND SUBSIDIARIES
CASE NOS: 02-08697 THROUGH 02-08738
DEBTOR-IN-POSSESSION AS OF MARCH 6, 2002
NOTES TO THE COMBINED FINANCIAL STATEMENTS.


NOTE 1 -- BASIS OF PRESENTATION

The accompanying combined financial statements presented herein have been prepared on a going concern basis, which contemplates continuity of operations, realization of assets and liquidation of liabilities in the ordinary course of business and do not reflect adjustments that might result if the Debtors are unable to continue as a going concern. As a result of National Steel Corporation (the "Company") and forty-one of its domestic subsidiaries (collectively the "Debtors") filing for relief under Chapter 11 of Title 11 of the United States Code, however, such matters are subject to significant uncertainty.

The Debtor's financial statements presented herein, have been prepared in conformity with the AICPA's Statement of Position No. 90-7, Financial Reporting by Entities in Reorganization Under the Bankruptcy Code, issued November 19, 1990 ("SOP 90-7"). SOP 90-7 requires a segregation of liabilities subject to compromise by the Court as of the filing date and identification of all transactions and events that are directly associated with the reorganization of the Company. Certain majority owned subsidiaries of the Company have been excluded from the financial results, as they were not included in the Chapter 11 filings. Total assets for these entities were $7.7 million as of May 31, 2002 and net income was $2.7 million for the month ended May 31, 2002.

Preparation of the combined financial statements for the month ended May 31, 2002 requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenue and expense during the applicable periods. Actual results could differ from those estimates.

The financial results presented for the month ended May 31, 2002 are not necessarily indicative of results of operations for the full year. The Quarterly Report of NSC on Form 10-Q for the quarter ended March 31, 2002 and the Annual Report of NSC on Form 10-K for the year ended December 31, 2001 contains additional information and should be read in conjunction with this report.

NOTE 2 -- REORGANIZATION ITEMS

Reorganization items are comprised of items of income, expense and loss that were realized or incurred by the Company as a result of its decision to reorganize under Chapter 11 of the Bankruptcy Code. The following summarizes the reorganization charges provided by the Company:

                                                 Month Ended
                                                   May 31,
                                                    2002
                                             ---------------------
          Professional and other fees               $  1.2
          Other                                        0.1
                                             --------------------
                                                    $  1.3
                                             ====================

                                                                   Exhibit 99.1

NATIONAL STEEL CORPORATION AND SUBSIDIARIES
CASE NOS: 02-08697 THROUGH 02-08738
DEBTOR-IN-POSSESSION AS OF MARCH 6, 2002
NOTES TO THE COMBINED FINANCIAL STATEMENTS.

NOTE 3 -- INTEREST EXPENSE

Interest at the stated contractual amount on unsecured and undersecured debt that was not charged to earnings for the month ended May 31, 2002 was approximately $4.3 million.

NOTE 4 -- LIABILITIES SUBJECT TO COMPROMISE

The principal categories of claims classified as liabilities subject to compromise under reorganization proceedings are identified below. All amounts below may be subject to future adjustment depending on Court action, further developments with respect to disputed claims, or other events. Additional claims may arise resulting from rejection of additional executory contracts or unexpired leases by the Company. Under an approved final plan of reorganization, these claims may be settled at amounts substantially less than their allowed amounts.

Recorded liabilities subject to compromise under the Chapter 11 proceedings consisted of the following:

                                                              May 31,
                                                                2002
                                                       -----------------------
      Accounts payable                                      $    189.7
      Short-term borrowings                                      100.0
      Salaries, wages, benefits and related taxes                 72.1
      Pension liabilities                                        189.6
      Minimum pension liabilities                                502.3
      Property taxes                                              41.0
      Income taxes                                                 6.5
      Other accrued liabilities                                   55.6
      Long-term obligations                                      520.9
      Postretirement benefits other than pensions                467.8
      Other long-term liabilities                                 92.3
                                                       -----------------------
                                                            $  2,237.8
                                                       =======================


Pursuant to the terms of the Company's Secured Super Priority Debtor in Possession Credit Agreement ("DIP Facility"), as approved by the Court, all cash received by the Company was first applied to outstanding claims under the previously existing Credit Agreement and after all such claims have been paid, to outstanding obligations under the DIP Facility. During April, all outstanding claims under the previously existing Credit Agreement were paid. All outstanding borrowings under the DIP Facility are shown under the caption "Debtor-in-possession financing" on the Combined Balance Sheet.

                                                                    Exhibit 99.1


                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: National Steel Corporation, et al.   CASE NOs.: 02-08697 through 02-08738

                           SCHEDULE OF DISBURSEMENTS



                                                                  Month Ended
                                                                    May 31,
    Case No.                                                         2002
    ------------                                                -------------

       02-08699   National Steel Corporation (Delaware)         $ 190,965,044
       02-08697   Granite City Steel Company                                0
       02-08698   National Materials Procurement Corporation                0
       02-08738   National Steel Corporation (New York)                     0
       02-08700   American Steel Corporation                                0
       02-08704   D.W. Pipeline Corporation                                 0
       02-08707   Granite Intake Corporation                                0
       02-08713   Great Lakes Steel Corporation                             0
       02-08715   The Hanna Furnace Corporation                             0
       02-08719   Hanna Ore Mining Corporation                              0
       02-08723   Ingleside Channel & Dock Co.                              0
       02-08728   Ingleside Holdings L.P.                                   0
       02-08731   Ingleside Point Corporation                               0
       02-08737   Liberty Pipe and Tube, Inc.                               0
       02-08701   Mid-Coast Minerals Corporation                            0
       02-08705   Midwest Steel Corporation                                 0
       02-08710   NS Holdings Corporation                                 861
       02-08714   NS Land Company                                           0
       02-08717   NS Technologies, Inc.                                     0
       02-08721   NSC Realty Corporation                                    0
       02-08726   NSL, Inc.                                         1,940,317
       02-08729   Natcoal, Inc.                                             0
       02-08732   National Acquisition Corporation                          0
       02-08735   National Caster Acquisition Corporation                   0
       02-08736   National Caster Operating Corporation                     0
       02-08702   National Casting Corporation                              0
       02-08706   National Coal Mining Company                              0
       02-08709   National Coating Limited Corporation                      0
       02-08711   National Coating Line Corporation                         0
       02-08716   National Mines Corporation                                0
       02-08720   National Ontario Corporation                              0
       02-08724   National Ontario II, Limited                              0
       02-08725   National Pickle Line Corporation                          0
       02-08733   National Steel Funding Corporation                        0
       02-08703   National Steel Pellet Company                     4,109,304
       02-08708   Natland Corporation                                       0
       02-08712   Peter White Coal Mining Corp.                             0
       02-08718   ProCoil Corporation                               1,391,792
       02-08722   Puritan Mining Company                                    0
       02-08727   Rostraver Corporation                                     0
       02-08730   Skar-Ore Steamship Corporation                            0
       02-08734   The Teal Lake Iron Mining Company                         0
                                                                -------------
                                                                $ 198,407,318
                                                                =============